SUPPLEMENT dated May 27, 2005

                              To the PROSPECTUS of

                Mellon Institutional Group of Fixed Income Funds
                        Standish Mellon Fixed Income Fund
                   Standish Mellon Investment Grade Bond Fund
                      Standish Mellon High Yield Bond Fund
                       Standish Mellon Enhanced Yield Fund
            (formerly Standish Mellon Short-Term Asset Reserve Fund)

                               Dated: May 1, 2005

================================================================================

The following benchmark index information for Standish Mellon Enhanced Yield Fund replaces the information about the Merrill Lynch 182 Day T-Bill Index in the "Average annual total return" table on page 11 of the above noted prospectus:

     ---------------------------------------------------------------------------------------
                                                                    Life of     Inception
                                             1 Year     5 Years      Fund         Date
     ---------------------------------------------------------------------------------------
     Enhanced Yield Fund                                                      1/3/89
     ---------------------------------------------------------------------------------------
     Merrill Lynch (ML) 6-month               1.22        3.26       4.39
     US Treasury Bill Index**
     ---------------------------------------------------------------------------------------

     **The Merrill Lynch (ML) 6-month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to but not beyond 6 months from the rebalancing date. Effective May 1, 2005, the fund changed its benchmark from the iMoneyNet Fund Average Index to the ML 6-month US Treasury Bill Index because the adviser believes the ML 6-month Treasury Bill Index is more consistent with the characteristics and duration target of the fund.

The following disclosure replaces the information under the heading, "Additional investment policies - Credit Quality" on page 13 of the above noted prospectus:

     Credit quality. Securities are investment grade if they are rated in one of the four highest long-term rating categories of a nationally recognized statistical rating organization, have received a comparable short-term or other rating or are unrated securities that the adviser believes are of comparable quality. Securities are high grade if rated in one of the three highest long-term investment grade rating categories, or have received a comparable short-term or other rating or are unrated securities that the adviser believes are of comparable quality. Each rating category includes plus and minus ratings within that category.

     If a security receives "split" (different) ratings from multiple rating organizations, each fund, except for the Investment Grade Bond Fund and High Yield Bond Fund, will treat the security as being rated in the higher rating category. The High Yield Bond Fund will treat the security as being rated in the lower rating category. The Investment Grade Bond Fund will use the middle rating issued by three nationally recognized statistical rating organizations to determine a security's credit rating category. Therefore, at least two of these three rating organizations must rate the security as investment grade in order to qualify for purchase in the Investment Grade Bond Fund. If only two agencies rate a security, then the lower rating will be used. Each fund's credit quality restrictions are applied at the time of purchase of a security. Each fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. Each fund's credit standards also apply to counterparties to OTC derivative contracts.


                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                       THE PROSPECTUS FOR FUTURE REFERENCE

                          SUPPLEMENT dated May 27, 2005

                  To the STATEMENT OF ADDITIONAL INFORMATION of

                Mellon Institutional Group of Fixed Income Funds
                        Standish Mellon Fixed Income Fund
                   Standish Mellon Investment Grade Bond Fund
                      Standish Mellon High Yield Bond Fund
                       Standish Mellon Enhanced Yield Fund
            (formerly Standish Mellon Short-Term Asset Reserve Fund)
                  Standish Mellon Short-Term Fixed Income Fund

                               Dated: May 1, 2005

================================================================================

     The following disclosure replaces the information under the heading, "Investment Objectives and Policies" in the above noted statement of additional information:

     Credit Quality. Investment grade securities are those that are rated at Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group ("Standard & Poors"), Duff and Phelps ("Duff") or Fitch IBCA International ("Fitch") or, if unrated, determined by the adviser to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by Standard & Poor's, Duff or Fitch). Each rating category includes plus and minus ratings within the category. For example, securities rated Baa+/BBB+ and Baa-/BBB- are included within the Baa/BBB rating category.

     Securities rated Baa or P-2 by Moody's or BBB, A-2 or Duff-2 by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

     Fixed income securities rated Ba and below by Moody's or BB and below by Standard & Poor's, Duff or Fitch, if unrated, determined by the adviser to be of comparable credit quality are considered below investment grade obligations. Below investment grade securities, commonly referred to as "junk bonds," carry a higher degree of risk than medium grade securities and are considered speculative by the rating agencies. To the extent a fund invests in medium grade or below investment grade fixed income securities, the adviser attempts to select those fixed income securities that have the potential for upgrade.

     If a security is rated differently by two or more rating agencies, the adviser uses the highest rating to compute a fund's credit quality and also to determine the security's rating category for all of the funds except for the Investment Grade Bond Fund and the High Yield Bond Fund. In the case of the High Yield Bond Fund, the Adviser uses the lowest rating. The

Investment Grade Bond Fund will use the middle rating issued by three nationally recognized statistical rating organizations to determine a security's credit rating category. Therefore, at least two of these three rating organizations must rate the security as investment grade in order to qualify for purchase in the Investment Grade Bond Fund. If only two agencies rate a security, then the lower rating will be used. In the case of unrated sovereign and subnational debt of foreign countries, the adviser may take into account, but will not rely entirely on, the ratings assigned to the issuers of such securities. If the rating of a security held by a fund is downgraded below the minimum rating required for the particular fund, the adviser will determine whether to retain that security in the fund's portfolio.


                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                     THE STATEMENT OF ADDITIONAL INFORMATION
                              FOR FUTURE REFERENCE